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                 PROSPECTUS SUPPLEMENT, DATED JANUARY 13, 2010,
                   TO THE PROSPECTUS, DATED APRIL 1, 2009, FOR
                  RIVERSOURCE INCOME BUILDER BASIC INCOME FUND
                 RIVERSOURCE INCOME BUILDER MODERATE INCOME FUND
                 RIVERSOURCE INCOME BUILDER ENHANCED INCOME FUND
                                   (THE FUNDS)

On September 30, 2009, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the Funds' investment manager (RiverSource), announced the acquisition of the long-term asset management business of Columbia Management Group, LLC, and its affiliated companies (Columbia) (the Columbia Transaction). The Columbia Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

In connection with the anticipated integration of the long-term asset management businesses of Columbia and RiverSource following the Closing, RiverSource has determined that the Funds' portfolio manager primarily responsible for overseeing the Funds' investments, effective upon and subject to the Closing, will be as follows:

COLIN J. LUNDGREN, CFA

     -    Managed the Fund since 2006.

     -    Vice President, Institutional Fixed Income.

     -    Joined RiverSource Investments in 1986.

     -    Began investment career in 1989.

     -    BA, Lake Forest College.

Pending the Closing, each of the portfolio manager(s) set forth in the Funds' prospectus is expected to continue in his or her current role.